Exhibit 10.1


                                                                 EXECUTION FORM

                         FOURTH AMENDMENT AND WAIVER TO
                           REVOLVING CREDIT AGREEMENT


         This FOURTH AMENDMENT AND WAIVER TO REVOLVING CREDIT AGREEMENT dated as of November 30, 2005 (the "Fourth Amendment"), is entered into by and among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the Credit Agreement (as defined below) (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders.

                                  WITNESSETH:

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Revolving Credit Agreement dated as of September 23, 2004, as amended by that certain First Amendment to Revolving Credit Agreement dated as of November 1, 2004, by that certain Second Amendment to Revolving Credit Agreement dated as of January 20, 2005 and by that certain Third Amendment and Waiver to Revolving Credit Agreement dated as of May 26, 2005 (the "Third Amendment"), pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $200,000,000 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that the Lenders waive compliance with certain of the provisions of the Credit Agreement and amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

         WHEREAS, the Required Lenders have agreed to waive compliance with certain of the provisions of the Credit Agreement and amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used and not otherwise defined in this Fourth Amendment are used as defined in the Credit Agreement.

         Section 2. Amendment to Credit Agreement. Subject to the conditions set forth in Section 3 hereof, Section 7.1(m) of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (iv) thereof and
(ii) inserting a new clause (vi) at the end of Section 7.1(m) as follows:

         "and (vi) payments in respect of certain prepetition real property tax claims and other secured claims that are accruing collectible postpetition interest in an aggregate amount not to exceed $12,000,000 as described in Borrowers' Motion for an Order Granting Authority to Compromise and Pay Certain Tax and Other Claims that are Accruing Collectible Postpetition Interest and/or Penalties, and as authorized by the Order Granting Authority to Compromise and Pay Certain Tax and Other Claims that are Accruing Collectible Postpetition Interest and/or Penalties entered by the Bankruptcy Court on October 4, 2005;"

         Section 3. Waivers Under the Credit Agreement. Subject to the conditions set forth in Section 4 hereof, the Lenders hereby agree as follows:

         3.1 In addition to the waivers provided by the Lenders in Section 3.2 of the Third Amendment, the Lenders hereby waive any default arising out of the Borrowers' bring down or restatement of the representations and warranties in Section 3 of the Credit Agreement pursuant to Section 4.2 of the Credit Agreement after the date hereof to the extent but solely to the extent, that such default pertains to the Parent Borrower's failure to timely file its Form 10-Q for the third quarter of fiscal year 2006 with the United States Securities and Exchange Commission (the "SEC").

         3.2 The Lenders hereby (i) acknowledge that the consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of Interstate Bakeries Corporation for any fiscal period ending prior to June 3, 2006 (collectively, the "Financial Statements") and the related Financial Officer's Certificates (the "Certificates"), will state that the Financial Statements, in addition to such qualifications as may otherwise be permitted by the Credit Agreement, are qualified by and subject to (x) certain adjustments related to pension and other previously disclosed events and circumstances that will be quantified (1) by the finalization of the audit of the fiscal year ended May 29, 2004 ("FY 2004") and contained in the Form 10-K for FY 2004 that will be delivered to the SEC when available and (2) in the results for each intervening fiscal quarterly or annual period ending prior to June 3, 2006 and contained in the respective Form 10-K or 10-Q, as the case may be, for such fiscal period and that will be delivered to the SEC when available,
     (y) the omission of certain earnings per share information and the required footnotes to the financial statements, and (z) the omission of certain expense allocations typically reflected in Borrowers' financial statements; (ii) extend the date for delivery of the audited annual financial statements for the fiscal year ending May 28, 2005 (and related opinion of accountants and Financial Officer certificate) under Section 5.1(a) of the Credit Agreement until March 31, 2006; (iii) to the extent necessary to accommodate the qualifications in (i) above, waive the requirement of Section 5.1(b) of the Credit Agreement that the Certificates and the accompanying Financial Statements with respect to any such quarterly period only be qualified by and subject to normal year-end audit adjustments, (iv) consent to the inclusion in the related Certificates of the additional qualifications set forth in (i) above and
     (v) extend the date for delivery of copies of the Parent Borrower's Form 10-Qs for the first, second and third quarters of fiscal year 2006 to May 31, 2006.

         3.3 The foregoing waivers are effective only in the specific instances referenced herein. The Borrowers hereby acknowledge their obligations under Sections 5.1(a) and 5.1(b) of the Agreement and acknowledge that the foregoing waivers shall not in any way waive compliance with the provisions of Sections 5.1(a) or 5.1(b) of the Agreement in any other respect.

         Section 4. Effectiveness. The effectiveness of this Fourth Amendment is conditioned upon: (i) the Administrative Agent's receipt of executed counterparts of this Fourth Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received written confirmation from such party of execution of a counterpart hereof by such party); and (ii) the Borrowers' payment of any unpaid balance of the fees and expenses due and payable by the Borrowers pursuant to the Agreement. The "Effective Date" shall mean the first Business Day on which the foregoing conditions are fully satisfied.

         Section 5. Representations and Warranties. Each Borrower represents and warrants to the Lenders that:

         5.1 After giving effect to the amendments and waivers contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, the representations and warranties of the Borrowers contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         5.2 After giving effect to the amendments and waivers contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Fourth Amendment.

         Section 6. Choice of Law. THIS FOURTH AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

         Section 7. Full Force and Effect. Except as specifically amended or waived hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Fourth Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

         Section 8. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

         Section 9. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Fourth Amendment.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and the year first written.

                                   BORROWERS:

                                   INTERSTATE BAKERIES CORPORATION
                                   --------------------------------------------

                                   By: /s/  Ronald B. Hutchison
                                       ----------------------------------------
                                       Name:   Ronald B. Hutchison
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                   ARMOUR AND MAIN REDEVELOPMENT CORPORATION
                                   --------------------------------------------

                                   By: /s/ Ronald B. Hutchison
                                       ----------------------------------------
                                       Name:   Ronald B. Hutchison
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                   BAKER'S INN QUALITY BAKED GOODS, LLC
                                   --------------------------------------------

                                   By: /s/ Ronald B. Hutchison
                                       ----------------------------------------
                                       Name:   Ronald B. Hutchison
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                   IBC SALES CORPORATION
                                   --------------------------------------------

                                   By: /s/ Ronald B. Hutchison
                                       ----------------------------------------
                                       Name:   Ronald B. Hutchison
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                   IBC SERVICES, LLC
                                   --------------------------------------------

                                   By: /s/ Ronald B. Hutchison
                                       ----------------------------------------
                                       Name:   Ronald B. Hutchison
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                   IBC TRUCKING, LLC
                                   --------------------------------------------

                                   By: /s/ Ronald B. Hutchison
                                       ----------------------------------------
                                       Name:   Ronald B. Hutchison
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                   INTERSTATE BRANDS CORPORATION
                                   --------------------------------------------

                                   By: /s/ Ronald B. Hutchison
                                       ----------------------------------------
                                       Name:   Ronald B. Hutchison
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                   NEW ENGLAND BAKERY DISTRIBUTORS, L.L.C.
                                   --------------------------------------------

                                   By: /s/ Ronald B. Hutchison
                                       ----------------------------------------
                                       Name:   Ronald B. Hutchison
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                   LENDERS:

                                   JPMORGAN CHASE BANK, N.A.
                                   --------------------------------------------
                                   Individually and as Administrative Agent
                                     and Collateral Agent

                                   By: /s/  Susan E. Atkins
                                       ----------------------------------------
                                       Name:   Susan E. Atkins
                                       Title:  Managing Director

                                   THE FOOTHILL GROUP, INC.
                                   --------------------------------------------

                                   By: /s/ Dennis R. Ascher
                                       ----------------------------------------
                                       Name:   Dennis R. Ascher
                                       Title:  Senior Vice President

                                   BANK OF AMERICA, N.A.
                                   --------------------------------------------

                                   By: /s/ Jay T. Wampler
                                       ----------------------------------------
                                       Name:   Jay T. Wampler
                                       Title:  Managing Director

                                   HARRIS N.A., successor by merger to
                                   HARRIS TRUST & SAVINGS BANK, as an Issuing
                                   Lender and a Lender
                                   --------------------------------------------

                                  By:  /s/ Barry Stratton
                                       ----------------------------------------
                                       Name:   Barry Stratton
                                       Title:  Senior Vice President

                                  THE BANK OF NEW YORK
                                  ---------------------------------------------

                                  By:  /s/ Peter W. Helt
                                       ----------------------------------------
                                       Name:   Peter W. Held
                                       Title:  Vice President

                                  AIRLIE CBNA LOAN FUNDING LLC
                                  ---------------------------------------------
                                  For itself or as Agent for Airlie CFPI
                                       Loan Funding LLC

                                  By:  /s/ Matthew Massier
                                       ----------------------------------------
                                       Name:   Matthew Massier
                                       Title:  As Attorney in Fact

                                  SANKATY HIGH YIELD PARTNERS, II, L.P.
                                  ---------------------------------------------

                                  By:  /s/ Timothy Barns
                                       ----------------------------------------
                                       Name:   Timothy Barns
                                       Title:  Senior Vice President

                                  ING SENIOR INCOME FUND
                                  ---------------------------------------------

                                  By: ING Investment Management Co. as Its
                                      Investment Manager

                                  By:  /s/ Ralph E. Bucher
                                       ----------------------------------------
                                       Name:   Ralph E. Bucher
                                       Title:  Vice President

                                  ING PRIME RATE TRUST
                                  ---------------------------------------------
                                  By: ING Investment Management Co. as Its
                                      Investment Manager

                                  By:  /s/ Ralph E. Bucher
                                       ----------------------------------------
                                       Name:   Ralph E. Bucher
                                       Title:  Vice President

                                  RABOBANK INTERNATIONAL, NEW YORK BRANCH
                                  ---------------------------------------------

                                  By:  /s/ Karen E. Boyer
                                       ----------------------------------------
                                       Name:   Karen E. Boyer
                                       Title:  Executive Director


                                  By:  /s/ Brett Delfino
                                       ----------------------------------------
                                       Name:   Brett Delfino
                                       Title:  Executive Director